UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2016

OM Asset Management plc
(Exact name of registrant as specified in its charter)

England and Wales	001-36683	98-1179929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Ground Floor, Millennium Bridge House
2 Lambeth Hill
London EC4V 4GG, United Kingdom
+44-20-7002-7000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2016, the Board of Directors of OM Asset Management plc (the "Company") elected Robert J. Chersi as an independent Director of the Company and as the Chair of the Company’s Audit Committee, both effective as of March 1, 2016.  Mr. Chersi has been with Pace University since 2013, currently serving as the Executive Director for its Center for Global Governance, Reporting & Regulation, as well as an adjunct professor in its Department of Finance & Economics.  In addition, since 2013, Mr. Chersi has served as the Helpful Executive in Reach (HEIR) in the Department of Accounting and Information Systems at Rutgers University, and has acted in an advisory capacity to financial services industry clients as an individual as well as through Chersi Services, LLC, which he founded in 2014.  Prior to joining Pace University, Mr. Chersi was a member of the Executive Committee and Chief Financial Officer of Financial Services at Fidelity Investments in Boston, Massachusetts from 2008 to 2012.  Mr. Chersi currently serves on the Advisory Board of the Pace University Lubin School of Business.
In connection with the appointment of Mr. Chersi as a member and Chair of the Company’s Audit Committee, James J. Ritchie will step down as a member and Chair of the Audit Committee.  Mr. Ritchie will continue to serve as a Director of the Company, the Chair of the Company's Board of Directors and a member of the Company's Nominating and Corporate Governance Committee.
Mr. Chersi will receive cash compensation for his service as a Director and a member and Chair of the Company’s Audit Committee in accordance with the Company’s Non-Employee Director Compensation Policy, the components of which were disclosed in the Company’s Proxy Statement for its 2015 Annual General Meeting, dated April 8, 2015.  In addition, Mr. Chersi will be eligible to receive an annual grant of restricted share units of the Company pursuant to the Company’s Non-Employee Director Equity Incentive Plan, in the amount of $100,000 (which such grant will be prorated for service during 2016).
A copy of the press release announcing Mr. Chersi’s election is furnished as Exhibit 99.1 hereto.

ITEM 9.01	Financial Statements and Exhibits

(d)           Exhibits.

The information in Exhibit 99.1 to this Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as may be expressly set forth in a specific filing.

Exhibit No.	Description

99.1	Press Release issued by the Company on February 29, 2016 announcing Mr. Chersi's election to the Board of Directors of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	February 29, 2016	OM ASSET MANAGEMENT PLC

		By:	/s/ STEPHEN H. BELGRAD
		Name:	Stephen H. Belgrad
		Title:	Executive Vice President and Chief Financial Officer